UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):      September 14, 2006
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements
     On September 14, 2006, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 14, 2006, by and among ICE, CFC Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of ICE (“Merger Sub”), and Board of Trade of the City of New York, Inc., a New York member-owned not-for-profit corporation (“NYBOT”).
     Pursuant to the Merger Agreement, NYBOT agreed to merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of ICE (the “Surviving Corporation”). ICE agreed to issue 10,296,703 shares of ICE common stock and to pay $400 million in cash, for aggregate merger consideration of approximately $1.05 billion as of September 14, 2006 (the “Merger Consideration”). The number of shares of ICE common stock expected to be issued pursuant to the Merger Agreement will represent approximately 15% of the issued and outstanding share capital of ICE following the consummation of the Merger.
     ICE has made customary buyer representations, warranties and covenants in the Merger Agreement. NYBOT has made customary seller representations, warranties and covenants in the Merger Agreement, including, among others:
•	a capitalization representation addressing trading rights as well as equity memberships;

•	certain specific representations as to the New York Clearing Corporation;

•	a covenant to cause a meeting of the NYBOT members to be held to consider the approval and adoption of the Merger Agreement; and

•	subject to certain exceptions, a covenant for the NYBOT board to recommend that the NYBOT members approve and adopt the Merger Agreement.
     Consummation of the Merger is subject to various customary conditions, including, among others:
•	approval and adoption of the Merger Agreement by a two-thirds vote of the NYBOT members;

•	approval of the Merger and the transactions contemplated by the Merger Agreement by the CFTC;

•	expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

•	receipt of an Internal Revenue Service ruling to the effect that, among other things, the NYBOT members and holders of NYBOT trading permits will not recognize gain in connection with the Merger other than with respect to any cash consideration they receive;

•	listing of ICE shares of common stock to be issued in the Merger on the New York Stock Exchange;

•	effectiveness of ICE’s Registration Statement on Form S-4 relating to the shares of ICE common stock to be issued in the Merger; and

•	the absence of certain legal impediments to consummation of the Merger.
     The Merger Agreement contains a “no-shop” provision that prohibits NYBOT from initiating, soliciting, knowingly encouraging, facilitating or inducing any acquisition proposals or any proposals that could reasonably be expected to result in any third party acquisition proposals. The Merger Agreement provides that NYBOT may be required, in the event the Merger Agreement is terminated under certain specified circumstances, to pay ICE a termination fee of $39,000,000 and expense reimbursement of up to $5,000,000.
     The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about ICE or NYBOT. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including complete waiver or qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ICE’s public disclosures.
Item 9.01. Financial Statements and Exhibits
  (c)     Exhibits
     The following exhibit is filed as part of this Current Report on Form 8-K:
2.1	Agreement and Plan of Merger dated as of September 14, 2006, by and among IntercontinentalExchange, Inc., CFC Acquisition Co. and Board of Trade of the City of New York, Inc.

Forward-Looking Statements— Certain statements in this Form 8-K may contain forward-looking information regarding ICE, NYBOT and the combined company after the completion of the merger and are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the merger involving ICE and NYBOT, including future strategic and financial benefits, the plans, objective, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ from those as set forth in the forward-looking statements: the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of NYBOT members to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE’s filings with the Securities and Exchange Commission, including ICE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report.

Important Merger Information
In connection with the proposed merger, ICE intends to file relevant materials with the SEC, including a Registration Statement on a Form S-4 and a proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the Registration Statement and the proxy statement/prospectus, as well as other filings containing information about ICE and NYBOT, without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the Registration Statement and the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Johnathan H. Short

Johnathan H. Short Senior Vice President and General Counsel

Date: September 20, 2006

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated as of September 14, 2006, by and among IntercontinentalExchange, Inc., CFC Acquisition Co. and Board of Trade of the City of New York, Inc.